                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G.
D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of March, 1999.


                                          /s/ D. Louis Peoples
                                          ------------------------------

                                          D. Louis Peoples

                                          Vice Chairman of the Board and
                                             Chief Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 25th day of February, 1999.


                                          /s/ R. Lee Haney
                                          -------------------------

                                          R. Lee Haney

                                          Senior Vice President and
                                            Chief Financial Officer

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 25th day of February, 1999.


                                          /s/ Edward M. McKenna
                                          ---------------------

                                          Edward M. McKenna

                                          Controller

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 27th day of February, 1999.

                                          /s/ Ralph M. Baruch
                                          -------------------

                                          Ralph M. Baruch

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of February, 1999.

                                          /s/ J. Fletcher Creamer
                                          -----------------------

                                          J. Fletcher Creamer

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February, 1999.

                                          /s/ Michael J. Del Giudice
                                          --------------------------

                                          Michael J. Del Giudice

                                          Chairman of the Board of Directors

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of March, 1999.

                                          /s/ Jon F. Hanson
                                          -----------------

                                          Jon F. Hanson

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of March, 1999.

                                          /s/ Kenneth D. McPherson
                                          ------------------------

                                          Kenneth D. McPherson

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of March, 1999.

                                          /s/ Robert E. Mulcahy III
                                          -------------------------

                                          Robert E. Mulcahy III

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of March, 1999.

                                          /s/ James F. O'Grady
                                          --------------------

                                          James F. O'Grady, Jr.

                                          Director

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1998 pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G.
D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set her hand and seal this 4th day of March, 1999.

                                          /s/ Linda C. Taliaferro
                                          -----------------------

                                          Linda C. Taliaferro

                                          Director